                                                                   EXHIBIT 10.15

             Directors, Key Consultant, and Named Executive Officers
                              who are Parties to a
                       Nonstatutory Stock Option Agreement

                                Number of Shares of Mariner Energy, LLC,
                                        Common Stock Subject to
Name                                    Stock Option Agreement
----                                    -----------------------
Scott D. Josey                                      0
Michael A. Wichterich                               0
David S. Huber                                162,576
Cory L. Loegering                                   0
Dalton A. Polasek                                   0
Judd Hansen                                         0
Mike van den Bold                                   0

 Totals                                            00
                                              =======